Summary Prospectus	September 30, 2015

Share class (Symbol): A (WAUAX), A2 (WRTUX), C (WAUCX), FI (WARIX), R (WAURX), I (WAARX), IS (WAASX)

WESTERN ASSET

TOTAL RETURN UNCONSTRAINED FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated September 30, 2015, as may be amended or supplemented, the fund’s statement of additional information, dated September 30, 2015, as may be amended or supplemented, and the independent registered public accounting firm’s report and consolidated financial statements in the fund’s annual report to shareholders, dated May 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment objective

Maximize long-term total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 25 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 75 under the heading “Sales Charge Waivers and Reductions.”

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	4.25	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	None[2]	1.00	None	None	None	None
Small account fee[3]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.25	0.50	None	None
Other expenses	0.18	0.41	0.15[4]	0.18	0.21[4]	0.16	0.06
Total annual fund operating expenses	1.18	1.41	1.90	1.18	1.46	0.91	0.81

[1]	Maximum deferred sales charge (load) may be reduced over time.
[2]	You may buy Class A shares or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[3]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[4]	“Other expenses” for Class C and Class R shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	540	784	1,047	1,796
Class A2 (with or without redemption at end of period)	562	851	1,162	2,043
Class C (with redemption at end of period)	293	597	1,026	2,222
Class C (without redemption at end of period)	193	597	1,026	2,222
Class FI (with or without redemption at end of period)	120	375	650	1,433
Class R (with or without redemption at end of period)	149	462	798	1,747
Class I (with or without redemption at end of period)	93	291	505	1,120
Class IS (with or without redemption at end of period)	83	259	450	1,003

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal investment strategies

The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the fund will invest at least 50% of its net assets in debt and fixed income securities rated at least in the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the subadvisers). These securities are known as “investment grade securities.” The fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the fund may use certain derivatives, including interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other derivative instruments may also be used to a significant extent from time to time.

The fund may use currency related transactions involving options and futures contracts (sometimes referred to as “futures”), indexed securities and other derivative instruments

Western Asset Total Return Unconstrained Fund	3

(collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

The subadvisers use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the fund may invest, the subadvisers may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the fund’s dollar-weighted average effective duration and prevailing or anticipated market conditions. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by the fund’s subadvisers, within the range of -3 to 8 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). Although the fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by the subadvisers).

In addition, under normal market conditions, at the time of purchase:

●	No more than 50% of the fund’s net assets may be invested in non-U.S. dollar denominated securities.
●	No more than 25% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities.
●	No more than 25% of the fund’s net assets may be invested in non-U.S. dollar denominated securities that are not investment grade securities. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”
●	No more than 25% of the fund’s net assets may be invested in securities of non-U.S. issuers that are not investment grade securities.
●	No more than 50% of the fund’s net assets may be invested in a combination of non-U.S. dollar denominated securities, emerging market securities and securities that are not investment grade securities.
●	The fund is permitted to invest in securities issued or guaranteed by the government of the United States or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the fund’s net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; (ii) no more than 10% of the fund’s net assets may be invested in private mortgage-backed and asset-backed securities of a single issuer unless the collateral relating to such securities is credit-independent of the issuer and the security’s credit enhancement is independent of the issuer, in which case no more than 25% of the fund’s net assets may be invested in private mortgage-backed and asset-backed securities of such issuer; and (iii) other than as described above, no more than 5% of the fund’s net assets may be invested in the obligations of any single issuer.
●	The aggregate initial futures margin and options premiums required to establish commodity interest positions will not exceed 5% of the net assets of the fund, after taking into account unrealized profits and unrealized losses on any such positions; provided, however, that if an option is in-the-money at the time of purchase, the amount by which the option is in-the-money may be excluded in computing such 5%.

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Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies.

The fund’s investment strategies and portfolio investments differ from those of many other mutual funds. This approach to investing may make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from funds that invest largely in fixed income securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including

Western Asset Total Return Unconstrained Fund	5

mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

6	Western Asset Total Return Unconstrained Fund

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

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Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Commodity risk. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity. The fund’s ability to gain exposure to commodities using derivatives, or other means, may be limited by tax considerations.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Portfolio selection risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

These and other risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than

8	Western Asset Total Return Unconstrained Fund

those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (06/30/2009): 13.16    Worst Quarter (12/31/2008): (8.30)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2015, was 1.20

Average annual total returns (%)
(for periods ended December 31, 2014)
Class I	1 year	5 years	Since inception	Inception date
Return before taxes	2.60	4.26	5.03	07/06/2006
Return after taxes on distributions	1.01	3.11	3.41
Return after taxes on distributions and sale of fund shares	1.48	2.83	3.27
Other Classes (Return before taxes only)
Class A	(2.05)	N/A	1.07	04/30/2012
Class C	0.39	N/A	1.86	04/30/2012
Class FI	2.29	3.99	4.58	09/06/2006
Class R	1.96	N/A	2.39	04/30/2012
Class IS	2.56	4.26	5.91	08/04/2008
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index (reflects no deduction for fees, expenses or taxes)[1]	0.24	0.33	1.72
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[2]	5.97	4.45	5.38

[1]	For Class A, Class C, Class FI, Class R and Class IS shares, each for the period from the class’ inception date to December 31, 2014, the average annual total return of the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index was 0.31%, 0.31%, 1.64%, 0.31% and 0.64%, respectively.
[2]	For Class A, Class C, Class FI, Class R and Class IS shares, each for the period from the class’ inception date to December 31, 2014, the average annual total return of the Barclays U.S. Aggregate Index was 2.46%, 2.46%, 5.13%, 2.46% and 5.07%, respectively.

Western Asset Total Return Unconstrained Fund	9

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte Ltd in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Asset Japan”). References to “the subadviser” include each applicable subadviser.

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Anup Agarwal (Head of MBS/ABS), Chia-Liang Lian (Head of Emerging Markets Debt), Christopher Orndorff (Portfolio Manager) and Mark S. Lindbloom (Portfolio Manager). Mr. Buchanan has been part of the portfolio management team for the fund since 2006. Messrs. Leech and Orndorff have been part of the portfolio management team for the fund since 2012. Mr. Lindbloom has been part of the portfolio management team for the fund since 2013. Mr. Lian has been part of the portfolio management team for the fund since 2014. Mr. Agarwal has been part of the portfolio management team for the fund since September 2015. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

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The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class AT	Class A2**	Class CT	Class FI	Class R	Class I	Class IS
General	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None*	N/A
IRAs	250/ 50	250/ 50	250/ 50	N/A	N/A	1 million/ None*	N/A
SIMPLE IRAs	None/ None	None/ None	None/ None	N/A	N/A	1 million/ None*	N/A
Systematic Investment Plans	50/ 50	50/ 50	50/ 50	N/A	N/A	1 million/ None*	N/A
Eligible Investment Programs	None/ None	None/ None	N/A	None/ None	None/ None	None/ None	N/A
Clients of Eligible Financial Intermediaries	None/ None	None/ None	N/A	None/ None	None/ None	None/ None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	None/ None	N/A	N/A	1 million/ None*	N/A
Institutional Investors	1,000/ 50	1,000/ 50	1,000/ 50	N/A	N/A	1 million/ None	1 million/ None

T	Individual investors, other than individual investors who invest through a financial intermediary with a direct transfer agency relationship with the fund, may buy Class A and Class C shares.
*	Available to investors investing directly with the fund.
**	Available to investors investing through a financial intermediary with a direct transfer agent relationship with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

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LMFX012399SP 9/15